December 1, 1995                                      CHILDRESS KLEIN PROPERTIES

Mr. Brent Buck
Murray Income Properties
5550 LBJ Freeway, Suite 675
Lockbox #6
Dallas, TX 75240

     RE: Tower Place Festival
         Management Contract Renewal

Dear Brent:

Our current management agreement, dated December 12, 1994 between Murray Income Properties and CK Retail Charlotte Overhead Limited Partnership is in the process of expiring. It is our desire to renew this management contract until December 31, 1996, upon the same terms and conditions as the previous management agreement, dated December 12, 1994, with the exception that the term shall now expire on December 31, 1996. I have attached as Exhibit "A", a copy of the December 12, 1994 management agreement and would like you to indicate your approval of the renewal and the new expiration date by signing this renewal agreement in the appropriate space below.

It has been a pleasure to be the property manager/leasing agent at Tower Place Festival and look forward to continuing our relationship as your management agent in the future.

RENEWAL AGREEMENT ACCEPTED:
CK Charlotte Overhead Limited Partnership              Tower Place Joint Venture
a North Carolina Limited Partnership                   By: Murray Income Properties I, LTD
By: Childress Klein Retail-Charlotte                       A Texas Ltd. Partnership, Joint Venturer
    #2 Inc., Its General Partner                       By: Murray Realty Investors VIII, Inc.
                                                           A Texas Corp., General Partner

By: /s/ DAVID S. MILLER                                By: /s/ BRENT BUCK
   --------------------------                             --------------------------------
   David S. Miller, President                             Brent Buck, Executive Vice President


Attest/Witness:                                        Attest/Witness:

 /s/ ALYSON J. NARRON                                   /s/ JONI ARMSTRONG
--------------------------------                       ------------------------------------
Title:  Alyson Narron, Secretary                       Title:  Joni Armstrong

(Corporate Seal)


2800 One First Union Center

301 S. College Street

Charlotte, NC 28203-6021

(704) 342-9000

FAX (704) 342-9039